JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Global Allocation Portfolio

JPMorgan Insurance Trust Income Builder Portfolio

(each, a “Portfolio” and together, the “Portfolios”)

(All Share Classes)

Supplement dated August 18, 2020

to the Prospectuses dated May 1, 2020

Effective immediately, the “More About the Portfolio — Additional Information About the Portfolio’s Investment Strategies” section of each Prospectus is hereby amended to include the following information:

Although not part of its principal investment strategy, the Portfolio may invest in structured investments, including equity-linked notes (ELNs). Structured investments are securities having a return tied to an underlying index or other security or asset class. ELNs are structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and that are designed to offer a return linked to the underlying instruments within the ELN.

In addition, effective immediately the “More About the Portfolio — Investment Risks” section of each Prospectus is hereby amended to include the following as an “Additional Risk” for the Portfolio:

Equity-Linked Notes Risk. Investing in ELNs may be more costly to the Portfolio than if the Portfolio had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk. In addition, since ELNs are in note form, ELNs are subject to certain debt securities risks, such as credit or counterparty risk. Should the prices of the underlying instruments move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Portfolio’s entire principal investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of the ELN to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities. The Portfolio’s ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Portfolio’s ELN investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-JPMITGAPIBP-820